UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2006

SBARRO, INC.
(Exact name of Registrant as specified in its charter)

New York	333-90817	11-2501939
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

401 Broadhollow Road, Melville, New York	11747-4714
(Address of principal executive offices)	(Zip Code)

(631) 715-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 22, 2006, Sbarro, Inc. (“Sbarro”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 22, 2006, with MidOcean SBR Holdings, LLC, a Delaware limited liability company (“Holdings”), MidOcean SBR Acquisition Corp., a New York corporation and wholly owned subsidiary of Holdings (“MergerSub”), the stockholders of Sbarro (the “Stockholders”) and the other parties identified therein.  The Merger Agreement contemplates a merger (the “Merger”) whereby Merger Sub will be merged with and into Sbarro, with Sbarro continuing as the surviving corporation.  Under the Merger Agreement, the stockholders of Sbarro will receive, in the aggregate, (i) cash consideration of $417,000,000, less Adjusted Debt (as defined in the Merger Agreement), (ii) a distribution of certain cash of Sbarro in consideration for the delivery to Sbarro of certain shares of common stock of Sbarro, and (iii) a preferred interest in Holdings comprised of 33,000 Class A Units, each with an initial stated value of $1,000.  The purchase price is subject to adjustment in accordance with the terms of the Merger Agreement.  Prior to consummation of the transaction, Sbarro is required to transfer and/or assign the Withdrawn Assets (as defined in the Merger Agreement) to entities designated by the Stockholders in exchange for certain shares of common stock of Sbarro.

The Merger Agreement has been adopted and approved by the Board of Directors of Sbarro, Holdings and MergerSub and the stockholders of Sbarro and MergerSub.  The Merger is subject to the condition that any applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and any applicable foreign competition filings shall have expired or been terminated, the condition that Holdings shall have obtained debt financing in the amounts described in, and on the terms and conditions set forth in, the Debt Commitment Letter (as defined in the Merger Agreement), or shall have obtained other debt financing on terms reasonably satisfactory to Holdings in accordance with the terms of the Merger Agreement, and other customary closing conditions.

Sbarro made certain representations and warranties to Holdings and MergerSub in the Merger Agreement.  In addition, Sbarro agreed to certain covenants, including, among others, subject to certain exceptions, obligations not to take certain actions with respect to the operation of Sbarro’s business without the prior consent of Holdings, and not to solicit, negotiate, consider or accept any proposal or offer from any person or entity (other than Holdings and its affiliates) relating to the acquisition of any shares of the common stock of Sbarro or the acquisition of any material assets of Sbarro and its subsidiaries on a consolidated basis.

In addition, Sbarro agreed, contemporaneously with and subject to the closing of the Merger, to irrevocably instruct the trustee under Sbarro’s indenture, dated as of September 28, 1999 (the “Indenture”), to give a notice of redemption to the holders of all the 11% senior notes due 2009 issued and outstanding under the Indenture, which notice would provide that these notes will be redeemed 30 days after the notice of redemption has been mailed.  However, the parties also agreed to discuss and consider in good faith alternatives to a post-closing redemption of the 11% senior notes due 2009.

The foregoing description of certain terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.  As described above, the Merger Agreement contains representations and warranties of Sbarro, the Stockholders, Holdings and Merger Sub, made to certain other parties to the Merger Agreement.

The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement.  The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement.  Accordingly, investors should not rely on the representations or warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Except for the historical and factual information contained herein, the matters set forth in this filing, including statements identified by words such as “expects,” “believes,” “will,” and similar expressions are forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Sbarro, Holdings and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.  Such risks, uncertainties and other factors relate to, among others, satisfaction of closing conditions to the transaction, unanticipated operating costs and effects of general and local economic and real estate conditions.  Additional information or factors which could impact the companies and Sbarro’s forward-looking statements contained herein are included in Sbarro’s filings with the Securities and Exchange Commission.  You should not place undue reliance on these forward-looking statements, which speak only as of the date of this communication.  The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Item 9.01 Financial Statements and Exhibits.

Exhibit 2.1                                          Agreement and Plan of Merger, dated as of November 22, 2006, by and among MidOcean SBR Holdings, LLC, MidOcean SBR Acquisition Corp., Sbarro, Inc., the stockholders of Sbarro, Inc. and the other parties identified therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2006	SBARRO, INC.

By: /s/ Antony J. Puglisi
Name: Anthony J. Puglisi
Title: Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1

Agreement and Plan of Merger, dated as of November 22, 2006, by and among MidOcean SBR Holdings, LLC, MidOcean SBR Acquisition Corp., Sbarro, Inc., the stockholders of Sbarro, Inc. and the other parties identified therein.